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                                                                  EXHIBIT 10.95


                         CHEETAH MASTER LEASE AGREEMENT

         This Cheetah Master Lease Agreement ("Cheetah Master Lease") is made by and between Studer/Morton Companies, Inc., a Texas corporation
("Studer/Morton"), and Living Centers of Texas, Inc., a Delaware corporation ("LCT"), duly authorized to do business in the State of Texas, each acting herein by and through its duly authorized officers.

                                   RECITALS:

         1. Studer/Morton, as the Lessor, with LCT, as Lessee, previously entered into an agreement entitled "Master Lease Agreement" ("Morton Master Lease") dated May 20, 1994, and 13 individual lease agreements, each entitled "Lease Agreement" (individually a "Lease;" and collectively, the "Leases"), relating to 13 long-term health care centers (collectively, the "Care Centers") owned by Lessor. Five Leases (the "Cheetah Leases") cover the following Care
Centers: Care Inn of Llano; Care Inn of Sanger; Care Inn of Edna; Retama Manor of Del Rio; and, Care Inn of Seguin (collectively, the "Cheetah Centers"). Eight Leases (the "Morton Leases") cover the following Care Centers: Care Inn of Ganado; Care Inn of Gladewater; Victoria Linwood Place; Retama Manor Victoria South; Victoria Care Inn West; Care Inn of Shamrock; Oak Crest Inn of New Braunfels; and, Care Inn of San Marcos (collectively, the "Morton Centers").

         2. Studer/Morton, as Lessor, has entered into certain agreements contemplating the transfer of the Cheetah Centers and the Cheetah Leases to Cheetah Homes, Ltd., a Texas limited partnership ("Cheetah"), upon the satisfaction of certain conditions, including, without limitation, the express written consent of Bank One, Texas, National Association.

         3. Concurrent with this Cheetah Master Lease, Studer/Morton and LCT, are entering into amendments to the Cheetah Leases (the "Cheetah Lease Amendments") and an amendment of the Morton Master Lease, eliminating the Cheetah Centers from the Morton Master Lease, so that it covers only the Morton Centers. Therefore, Studer/Morton and LCT now desire to enter this separate Cheetah Master Lease for the Cheetah Centers.

         4. Lessee filed a petition for relief under Chapter 11 of Title 11 of the United States Code on January 18, 2000.

         5. The Bankruptcy Court having jurisdiction over Lessee's bankruptcy case has entered an order authorizing Lessee to assume the Cheetah Leases, as amended by the Cheetah Lease Amendments, to enter into this Cheetah Master Lease and the Cheetah Lease Amendments, and to amend the Morton Master Lease.


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         6.       This Cheetah Master Lease does not constitute an assignment of the Cheetah Leases, as amended, to Cheetah.

                                  AGREEMENTS:

         NOW, THEREFORE, for adequate and sufficient consideration, intending to be legally bound, Studer/Morton and LCT hereby agree as follows:

         1. Effective Date. The Cheetah Lease Amendments and this Cheetah Master Lease shall be effective January 25, 2001, on the terms and conditions herein and therein set forth.

         2. Lease. Studer/Morton does hereby and pursuant to the five Cheetah Leases, as amended by the five Cheetah Lease Amendments ("Amended Cheetah Leases"), lease to LCT and LCT does hereby and pursuant to the five Amended Cheetah Leases lease from Studer/Morton, subject to the covenants, agreements, terms, provisions and conditions contained herein and therein, for the term and at the rental therein stated, the five Cheetah Centers.

         3. Terms and Provisions Incorporated. The covenants, agreements, terms, provisions and conditions contained and set forth in the Amended Cheetah Leases are incorporated herein by this reference for all purposes the same as if such were restated herein in their entirety.

         4. Guaranty. The obligations of LCT under this Cheetah Master Lease and the Amended Cheetah Leases, are guaranteed by a written Guaranty dated May 20, 1994, from Living Centers of America, Inc., a Delaware corporation, now known as Mariner Post-Acute Network, Inc. ("Mariner"), which was partially ratified by Mariner pursuant to a Partial Ratification of Guaranty dated January 25, 2001.

         5. Single Agreement. This Cheetah Master Lease and the Amended Cheetah Leases, are and shall constitute but a single agreement. A default under this Cheetah Master Lease or any one of the Amended Cheetah Leases shall be a default as to the Cheetah Master Lease and all of the Amended Cheetah Leases, subject to this Cheetah Master Lease. The Amended Cheetah Leases, are executed for convenience in (i) specifying certain terms and provisions applicable only to the particular Cheetah Center covered by a particular Amended Cheetah Lease, and (ii) permitting, as provided in each Amended Cheetah Lease, the assignment and sublease thereof, only on those specified terms and provisions.

         6. Assignment and Sublease. LCT is and shall be permitted to sublease or assign an Amended Cheetah Lease for any or all of the Cheetah Centers on the terms and provisions set forth in each Amended Cheetah Lease. Notwithstanding any such sublease or assignment, LCT shall remain primarily liable for the full payment and performance of the obligations set forth herein and in each and every Amended


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Cheetah Lease. LCT agrees that Studer/Morton shall have the right to assign all of the Amended Cheetah Leases to Cheetah without the prior written approval of LCT. However, Studer/Morton will provide LCT with notice of the assignment. The assignment shall be subject to the terms of this Cheetah Master Lease;
provided, however, Lessor and Lessee agree that as to the Amended Cheetah Leases, but only as to the Amended Cheetah Leases to which this Cheetah Master Lease applies and not to any other lease or master lease between Lessor and Lessee, that notwithstanding anything to the contrary in any particular Amended Cheetah Lease, including, without limitation, any otherwise applicable limitation or prohibition on assignment or transfer, during the pendency of Lessee's currently pending Chapter 11 case filed on January 18, 2000, and until the effective date of a plan of reorganization in such Chapter 11 case, Lessee may assign this Lease to any entity that satisfies the requirements for the assignment of a lease under 11 U.S.C. ss.365.

         7. Notices. Any notice to be given or to be served in connection with this Agreement must be in writing, and may be given by certified or registered mail or by overnight delivery by a nationally recognized delivery service, and shall be deemed to have been given and received forty-eight (48) hours after a certified or registered letter containing such notice, properly addressed, with postage prepaid, is deposited in the United States mail, or the next business day if delivered by the overnight delivery service addressed as follows:

         If to Studer/Morton:       Stan Studer, Jr.
                                    8626 Tesoro Drive, Suite 202
                                    San Antonio, Texas 78217

                                    and

                                    Cliff Morton
                                    1919 Oakwell Farms Parkway, Suite 270
                                    San Antonio, Texas 78219

         If to LCT:                 Living Centers of Texas, Inc.
                                    One Ravinia Dr., Suite 1500
                                    Atlanta, Georgia 30346
                                    Attention: Treasurer

         Each party hereto shall have the right by giving written notice to the other party hereto, to change the address of such party for the purpose of notices under this paragraph 7.

         8. Successors and Assigns. All of the covenants, agreements, conditions and stipulations herein contained inure to the benefit of and are binding upon Studer/Morton, its successors and assigns. All of the covenants, agreements,


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conditions and stipulations herein contained inure to the benefit of and are binding upon LCT, its successors and assigns.

         9. Partial Invalidity. If any term or provision of this Cheetah Master Lease or the application thereof to any person or circumstance shall to any extent be invalid or Cheetah Master Lease Agreement unenforceable, the remainder of this Cheetah Master Lease, or the application of such term or provision to any person or circumstances than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Cheetah Master Lease shall be valid and be in force to the fullest extent permitted by law.

         10. Descriptive Headings. The descriptive headings of this Cheetah Master Lease are inserted for convenience in reference only and do not in any way limit or amplify the terms and provisions of this Cheetah Master Lease.

         11. Modification. This Cheetah Master Lease may be modified only by written agreement signed by Studer/Morton and LCT.

         12. Governing Law. This Cheetah Master Lease shall be governed by and interpreted in accordance with the laws of the State of Texas and applicable federal laws.

         13. Time is of the Essence. Time is of the essence in all things under this Cheetah Master Lease.

         IN WITNESS WHEREOF, the parties have executed this Cheetah Master Lease this 25th day of January, 2001.


                   [Signatures appear on the following page]


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Studer/Morton:                               LCT:

Studer/Morton Companies, Inc.                Living Centers of Texas, Inc.


By:                                          By:
   -------------------------------              -------------------------------
    Clifford E. Morton, President            Its:
                                                 ------------------------------


STATE OF TEXAS
COUNTY OF BEXAR

         THIS INSTRUMENT was ACKNOWLEDGED BEFORE ME, on this ____ day of _______________, 2001, by Clifford E. Morton, President of Studer/Morton Companies, Inc., a Texas corporation, on behalf of said corporation.


                                             ----------------------------------
                                             Notary Public, State of Texas


STATE OF TEXAS
COUNTY OF BEXAR

         THIS INSTRUMENT was ACKNOWLEDGED BEFORE ME, on this ____ day of _______________, 2001, by Boyd P. Gentry, Vice President of Living Centers of Texas, a Delaware corporation, on behalf of said corporation.


                                             ----------------------------------
                                             Notary Public, State of Texas

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